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                                                                 EXHIBIT 10.11.4

                              FIFTH AMENDMENT TO
                              ------------------

                             EMPLOYMENT AGREEMENT
                             --------------------

      This Fifth Amendment to Employment Agreement (the "Fifth Amendment") is made and entered into as of April 1, 2000, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Beverly Hills, California (the "Company"), and Freeman A. Lyle, Jr., an individual ("Employee").

                                   RECITALS
                                   --------

      WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of April 1, 1996, and amended April 1, 1997, April 1, 1998, and April 1, 1999 (the "Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

      WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Salary and Term of Employment.

                            AMENDMENT TO AGREEMENT
                            ----------------------

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of April, 1, 2000 as follows:

      1. The term of this Agreement is extended to December 31, 2000. Therefore, Section 2 of the Agreement is amended such that the termination date of "March 1, 2000" is deleted and the termination date of "December 31, 2000" is inserted in lieu thereof.

      2. Section 4 (i) of the Agreement is amended such that Employee's salary effective April 1, 2000 is equal to $225,000.00 per annum payable on such basis as is the normal payment pattern of the Company, not to be less frequently than monthly, and subject to such deductions and withholdings as Company may from time to time be required to make pursuant to applicable law, governmental regulation or order.

      3.    Section 4 (iii) is added to the Agreement.
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            Section 4 (iii) A one time Signing Bonus of $210,000.00 shall be paid to Employee upon execution of this Amendment.


Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

      IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the date first above written.

                                    "COMPANY"
                                    Kennedy-Wilson Inc.
                                    a Delaware Corporation

                                    By: William J. McMorrow
                                        ------------------------------
                                        William J. McMorrow
                                        Its Chief Executive Officer


                                    "EMPLOYEE"

                                    Freeman A. Lyle, Jr.
                                    ----------------------------------
                                    Freeman A. Lyle, Jr.